Allstate Life Insurance Company

Allstate Life Variable Life Separate Account A

Supplement, dated February 13, 2009 to

The Morgan Stanley Variable Life Prospectus

dated May 1, 2003

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts ("Contracts") issued by Allstate Life Insurance Company.

We have received notice that the Board of Trustees ("Board") of Morgan Stanley Variable Investment Series has approved the liquidation, on or about April 24, 2009, of the Morgan Stanley VIS Global Advantage Portfolio – Class X (“Portfolio”). The liquidation is subject to a shareholder vote, scheduled to take place on April 3, 2009.

If the liquidation of the Portfolio is approved, we will no longer accept new premiums for investment in, nor will we permit transfers to, the Morgan Stanley VIS Global Advantage – Class X Sub-Account ("Sub-Account") on or after April 24, 2009.

As the Sub-Account will no longer be offered as an investment choice, you may wish to transfer, prior to April 24, 2009, some or all of your Account Value in the Sub-Account to the other investment choices currently offered by your Contract. These transfers are not subject to a transfer fee. Any value remaining in the Sub-Account will be transferred automatically, as of April 24, 2009, to the Morgan Stanley VIS Money Market – Class X Sub-Account, an investment choice already available under your Contract.

If you currently allocate Account Value to the Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment choices currently available under your Contract, any allocations to the Sub-Account will be automatically allocated, as of April 24, 2009, to the Morgan Stanley VIS Money Market – Class X Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Morgan Stanley VIS Money Market – Class X Sub-Account or to the investment choice that you chose and the date of the transaction. For additional information on how to transfer to another investment choice, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

If your Account Value in the Sub-Account is transferred automatically to the Morgan Stanley VIS Money Market Sub-Account, for 60 days following the automatic transfer, you may transfer your Account Value in the Morgan Stanley VIS Money Market – Class X Sub-Account to any other investment choice(s) available under your Contract. Such transfer is not subject to a transfer fee.

Attached, as Appendix A, is a list of the Investment Choices currently available under your Contract.

Please keep this supplement for future reference together with your prospectus.

Appendix A

The Morgan Stanley Variable Life contracts offer a variety of Investment Choices. Below is a listing of the Investment Choices currently available. Also included is the investment objective for each Portfolio.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Portfolios

Portfolio	Investment Objective
The Morgan Stanley Variable Investment Series
Morgan Stanley VIS Aggressive Equity Portfolio - Class X	Long-term capital growth
Morgan Stanley VIS Capital Opportunities Portfolio - Class X

Growth of capital through investments in common stocks believed by the Investment Adviser to have potential for superior growth. As a secondary objective, income but only when consistent with its primary objective.

Morgan Stanley VIS Dividend Growth Portfolio – Class X	Reasonable current income and long-term growth of income and capital
Morgan Stanley VIS European Equity Portfolio – Class X	To maximize the capital appreciation of its investments
Morgan Stanley VIS Global Dividend Growth Portfolio - Class X	Reasonable current income and long-term growth of income and capital
Morgan Stanley VIS Global Infrastructure Portfolio - Class X	Capital appreciation and current income
Morgan Stanley VIS High Yield Portfolio - Class X

High level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

Morgan Stanley VIS Income Builder Portfolio - Class X	Reasonable income and, as a secondary objective, growth of capital
Morgan Stanley VIS Income Plus Portfolio - Class X

High level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, capital appreciation but only when consistent with its primary objective.

Morgan Stanley VIS Limited Duration Portfolio – Class X	High level of current income consistent with preservation of capital
Morgan Stanley VIS Money Market Portfolio - Class X	High current income, preservation of capital, and liquidity
Morgan Stanley VIS S&P 500 Index Portfolio - Class X	Investment results that, before expenses, correspond to the total return (i.e., combination of capital changes and income) of the Standard and Poor’s 500 Composite Stock Price Index
Morgan Stanley VIS Strategist Portfolio - Class X	High total investment return
The Universal Institutional Funds, Inc.

Van Kampen UIF Capital Growth Portfolio, Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies
Van Kampen UIF Emerging Markets Equity Portfolio, Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries
Van Kampen UIF International Magnum Portfolio, Class I	Long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries
Van Kampen UIF U.S. Real Estate Portfolio, Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts
Van Kampen Life Investment Trust
Van Kampen LIT Capital Growth Portfolio, Class I	Capital appreciation